`
                                                                    Exhibit 99.2


   LOGO
    OF                  Old National Bancorp
OLD NATIONAL



                        Financial Trends

                        Fourth Quarter 2003


                        January 22, 2004


                        Please direct inquiries to:

                        John Poelker, Executive Vice President &
                        Chief Financial Officer (812) 461-9099
                        or Candice Jenkins, Vice President &
                        Corporate Controller (812) 461-9769


Note: -Disclosures based on operating earnings, which exclude gains on branch divestitures and restructuring charges, are included to provide comparable data between years.

     -Certain prior year amounts may have been restated to conform with the 2003 presentation. Such reclassifications had no effect on net income.

     -All share and per share data have been adjusted for stock dividends and stock splits.

                                                             Old National Bancorp
                                                              Financial Summary
                                                             Fourth Quarter 2003

                                                                                2002                              2003
                                                                   --------------------------------  -------------------------------
  2000   2001   2002    2003                                       1st Qtr 2nd Qtr 3rd Qtr  4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
  ----   ----   ----    ----                                       ------- ------- -------  -------  ------- ------- ------- -------
                              Profitability (in millions)
                              ---------------------------
  61.7   93.0   117.9   70.4  NET INCOME from Continuing Operations  27.9   28.5     34.8    26.7      26.3    27.1    11.8     5.3
 (25.7)  (5.9)    8.3      -  NON-OPERATING Income (Expense)            -      -      8.3       -         -       -       -       -
  87.4   99.0   109.6   70.4  OPERATING EARNINGS (2)                 27.9   28.5     26.5    26.7      26.3    27.1    11.8     5.3
  91.5  105.1   110.7   72.5  OPERATING CASH EARNINGS (1)            28.1   28.7     26.9    27.0      26.7    27.5    12.4     5.9
-----------------------------------------------------------------------------------------------------------------------------------

                              Diluted EPS
                              -----------
  0.90   1.36    1.75   1.05  Net Income from Continuing Operations  0.41   0.42     0.52    0.40      0.39    0.41    0.17    0.08
 (0.35) (0.09)   0.12      -  Non-Operating                             -      -     0.12       -         -       -       -       -
  1.25   1.44    1.63   1.05  Operating (2)                          0.41   0.42     0.40    0.40      0.39    0.41    0.17    0.08
  1.32   1.53    1.64   1.08  Operating Cash (1)                     0.41   0.43     0.40    0.40      0.40    0.41    0.18    0.09
-----------------------------------------------------------------------------------------------------------------------------------

                              Net Income Ratios
                              -----------------
10.11% 14.91%  17.84%  9.91%  Return on Common Equity (3)          17.55% 17.31%   20.74%  15.77%    15.07%  15.35%   6.54%   2.95%
 0.73%  1.05%   1.27%  0.74%  Return on Assets                      1.23%  1.24%    1.49%   1.13%     1.11%   1.12%   0.49%   0.22%

                              Operating  Ratios
                              -----------------
 1.03%  1.12%   1.18%  0.74%  Return on Assets (2)                  1.23%  1.24%    1.14%   1.13%     1.11%   1.12%   0.49%   0.22%
 58.3%  57.6%   56.5%  61.3%  Efficiency Ratio (2)                  55.3%  54.7%    56.6%   59.2%     58.9%   53.7%   63.2%   70.9%
 3.65%  3.77%   3.65%  3.37%  Net Interest Margin                   3.81%  3.71%    3.60%   3.50%     3.46%   3.35%   3.32%   3.37%
 0.39%  0.45%   0.34%  1.21%  Net Charge-offs / Average Loans (4)   0.33%  0.23%    0.39%   0.41%     0.89%   0.60%   1.85%   1.48%
-----------------------------------------------------------------------------------------------------------------------------------

                              Capital Ratios:
                              ---------------
                              Risk-Based Capital Ratios (end of
                              period):
  9.2%   9.3%   11.1%  11.0%    Tier 1                               9.7%  11.5%    11.3%   11.1%     11.3%   11.4%   11.1%   11.0%
 10.4%  12.8%   14.8%  14.7%    Total                               13.4%  15.1%    14.9%   14.8%     15.0%   15.1%   14.7%   14.7%
  6.7%   6.6%    7.5%   7.3%  Leverage Ratio (to average assets)     6.7%   7.8%     7.7%    7.5%      7.6%    7.5%    7.3%    7.3%

 6.92%  7.27%   7.47%  7.78%  Total equity to assets (averages)     7.21%  7.29%    7.67%   7.68%     7.88%   7.85%   7.70%   7.70%
-----------------------------------------------------------------------------------------------------------------------------------

                              Stock Price/ Dividend Ratios:
                              -----------------------------
  0.56   0.59    0.66   0.72  Per Share Dividend                     0.15   0.15     0.18    0.18      0.18    0.18    0.18    0.18
   44%    41%     41%    69%  Dividend Payout Ratio                   38%    37%      43%     43%       46%     44%    100%    226%
 24.63  21.81   22.04  21.76  Stock Price at EOP                    22.20  23.08    22.55   22.04     20.38   21.90   21.29   21.76
  8.98   9.48   11.05  10.75  Book Value Per Share                   9.60  10.32    10.88   11.05     11.13   11.48   10.80   10.75
-----------------------------------------------------------------------------------------------------------------------------------
                              (1) Excludes after-tax impact of amortization of intangible assets.
                              (2) Operating earnings exclude gains on branch divestitures and restructuring charges.
                              (3) Excludes other comprehensive income.
                              (4) Net charge-offs include $12.5 million and $2.2 million of write-downs on loans transferred
                                  to held for sale for the third quarter and second quarter of 2003, respectively.            PAGE 1

                                                           Old National Bancorp
                                                              INCOME STATEMENT
                                                 ($ In Millions except EPS information)
  Twelve Months             Change                                                      Fourth Quarter                Change
------------------    ----------------                                            ------------------------     --------------------
  2003      2002          $         %                                               2003             2002          $            %
-------   -------     --------   -----                                            -------          -------     --------       -----
$ 494.9   $ 572.6     $ (77.7)    -14%    Interest Income - FTE                   $ 117.4          $ 137.7     $ (20.3)        -15%
  197.7     258.0       (60.2)    -23%    Less:  Interest Expense                    44.9             61.0       (16.1)        -26%
-------   -------     --------   -----                                            -------          -------     --------       -----
  297.1     314.6       (17.5)     -6%    Net Interest Income - FTE                  72.5             76.7        (4.2)         -5%

   30.5      24.4         6.1      25%    Trust and asset management fees             7.8              7.0         0.7          10%
   44.9      42.0         2.9       7%    Service charges on deposit accounts        11.0             11.6        (0.6)         -5%
   39.2      16.7        22.5     135%    Insurance premiums and commissions         11.9              5.0         6.8         136%
   10.6       9.0         1.6      18%    Investment product fees                     2.6              2.6        (0.0)         -1%
   19.1      14.5         4.6      32%    Mortgage banking revenue                    1.8              4.5        (2.6)        -59%
   24.3      23.0         1.3       6%    Other income                                5.5              5.5         0.0           0%
-------   -------     --------   -----                                            -------          -------     --------       -----
  168.6     129.6        39.0      30%      Total Fees and Service Charges           40.5             36.2         4.3          12%

   23.6      12.4        11.1      89%    Gains (Losses) Sales of Securities            -              4.1        (4.1)       -100%

  192.1     142.0        50.1      35%      Total Noninterest Income                 40.5             40.4         0.2           0%

  489.3     456.6        32.6       7%      Total Revenues (FTE)                    113.0            117.0        (4.0)         -3%

  169.0     148.4        20.6      14%    Salaries and employee benefits             39.8             38.7         1.1           3%
  130.7     109.4        21.3      19%    Other expense                              40.3             30.6         9.7          32%
-------   -------     --------   -----                                            -------          -------     --------       -----

  299.7     257.8        41.9      16%      Total Noninterest Expense                80.1             69.3        10.8          16%

   85.0      33.5        51.5     154%    Provision for loan losses                  26.0              7.5        18.5         247%

  104.6     165.3       (60.7)    -37%      Pre-Tax Income (FTE)                      6.9             40.2       (33.3)        -83%

    9.0      30.5       (21.4)    -70%    Income Taxes                               (4.6)             6.9       (11.5)       -167%
   25.1      25.2        (0.1)      0%    FTE Adjustment                              6.2              6.6        (0.4)         -6%
-------   -------     --------   -----                                            -------          -------     --------       -----

   34.1      55.6       (21.5)    -39%      Total Taxes (FTE)                         1.6             13.5       (11.9)        -88%

   70.4     109.6       (39.2)    -36%       Operating Earnings (1)                   5.3             26.7       (21.5)        -80%
      -       8.3        (8.3)   -100%    Non-Operating Income (Expense)                -                -           -          N/M
--------------------------------------                                            -------------------------------------------------
 $ 70.4   $ 117.9     $ (47.5)    -40%       Net Income from Cont. Ops.             $ 5.3           $ 26.7     $ (21.5)        -80%
======================================                                            =================================================
   1.05      1.75       (0.70)    -40%    EPS - Diluted Net Income from Cont. Ops.   0.08             0.40       (0.32)        -80%
      -     (0.12)       0.12      N/M    EPS - Non-Operating                           -                -           -          N/M
   1.05      1.63       (0.58)    -36%    EPS - Diluted Operating (1)                0.08             0.40       (0.32)        -80%
   1.08      1.64       (0.56)    -34%    EPS - Diluted Operating Cash (2)           0.09             0.40       (0.31)        -78%

 66,575    67,049        (474)     -1%    EOP Shares Outstanding (000s)            66,575           67,049        (474)         -1%
 66,779    67,177        (398)     -1%    Average Basic Shares (000s)              66,678           66,794        (116)          0%
 66,832    67,308        (476)     -1%    Average Diluted Shares (000s)            66,728           66,863        (135)          0%

                                          FTE - Fully taxable equivalent basis
                                          (1) Operating earnings exclude gains on branch divestitures and restructuring charges.
                                          (2) Excludes after-tax impact of amortization of intangible assets.                 PAGE 2

                                                          Old National Bancorp
                                                            NET INCOME TRENDS
                                                           Fourth Quarter 2003
                                                 ($ In Millions except EPS information)
                                                                               2002                                        2003
  2000   2001   2002    2003                                      1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   1st Qtr  2nd Qtr 3rd Qtr 4th Qtr
  ----   ----   ----    ----                                      ------- ------- ------- -------   -------  ------- ------- -------
 657.9  651.0  572.6   494.9  Interest Income - FTE                146.2   146.0   142.7   137.7      130.0   126.6   120.9   117.4
 368.4  338.4  258.0   197.7  Less: Interest Expense                65.9    66.4    64.7    61.0       53.8    51.8    47.3    44.9
 ---------------------------                                      -------------------------------   --------------------------------
 289.5  312.6  314.6   297.1  Net Interest Income - FTE             80.3    79.6    78.0    76.7       76.2    74.8    73.6    72.5

  22.6   20.7   24.4    30.5  Trust and asset management fees        5.0     5.1     7.3     7.0        7.4     7.7     7.6     7.8
  34.3   40.5   42.0    44.9  Service charges on deposit accounts    9.3    10.2    10.8    11.6       10.8    11.6    11.5    11.0
  11.5   13.3   16.7    39.2  Insurance premiums and commissions     4.2     4.2     3.3     5.0        8.2     9.1    10.1    11.9
   7.1    6.8    9.0    10.6  Investment product fees                1.8     2.1     2.5     2.6        2.7     2.7     2.6     2.6
   2.6    9.7   14.5    19.1  Mortgage banking revenue               3.4     2.7     3.9     4.5        4.4     4.9     8.0     1.8
  23.7   17.2   23.0    24.3  Other income                           5.2     5.9     6.4     5.5        6.7     6.2     5.9     5.5
 101.8  108.2  129.6   168.6    Total Fees and Service Charges      28.9    30.2    34.2    36.2       40.2    42.2    45.7    40.5

  (0.1)   4.8   12.4    23.6  Gains (Losses) Sales of Securities     1.6     1.0     5.8     4.1        2.7    20.8     0.1       -

 101.7  113.0  142.0   192.1    Total Noninterest Income            30.5    31.1    40.0    40.4       42.9    62.9    45.8    40.5

 391.2  425.6  456.6   489.3    Total Revenues (FTE)               110.9   110.8   118.0   117.0      119.1   137.7   119.4   113.0

 130.2  138.2  148.4   169.0  Salaries and employee benefits        36.2    34.8    38.7    38.7       41.7    44.1    43.4    39.8
  97.8  106.9  109.4   130.7  Other expense                         25.1    25.7    28.0    30.6       28.5    29.8    32.1    40.3

 228.0  245.1  257.8   299.7    Total Noninterest Expense           61.3    60.5    66.7    69.3       70.2    74.0    75.5    80.1

  26.0   28.7   33.5    85.0  Provision for loan losses              7.5     7.5    11.0     7.5        9.0    22.5    27.5    26.0

 137.2  151.8  165.3   104.6    Pre-Tax Income (FTE)                42.1    42.7    40.3    40.2       39.9    41.3    16.4     6.9

  30.1   31.5   30.5     9.0  Income Taxes                           8.3     7.9     7.3     6.9        7.3     7.9    (1.5)   (4.6)
  19.6   21.3   25.2    25.1  FTE Adjustment                         5.9     6.3     6.4     6.6        6.4     6.4     6.2     6.2

  49.8   52.8   55.6    34.1    Total Taxes (FTE)                   14.2    14.2    13.7    13.5       13.7    14.2     4.6     1.6

  87.4   99.0  109.6    70.4   Operating Earnings (1)               27.9    28.5    26.5    26.7       26.3    27.1    11.8     5.3
 (25.7)  (5.9)   8.3       -  Non-Operating Income (Expense)           -       -     8.3       -          -       -       -       -
  61.7   93.0  117.9    70.4    Net Income from Cont. Ops.          27.9    28.5    34.8    26.7       26.3    27.1    11.8     5.3

                              EPS - Diluted Net Income from
  0.90   1.36   1.75    1.05    Cont. Ops.                          0.41    0.42    0.52    0.40       0.39    0.41    0.17    0.08
 (0.35) (0.09)  0.12       -  EPS - Non-Operating                      -       -    0.12       -          -       -       -       -
  1.25   1.44   1.63    1.05  EPS - Diluted Operating  (1)          0.41    0.42    0.40    0.40       0.39    0.41    0.17    0.08
  1.32   1.53   1.64    1.08  EPS - Diluted Operating Cash (2)      0.41    0.43    0.40    0.40       0.40    0.41    0.18    0.09

69,689 68,608 67,308  66,832  Average Diluted Shares (000s)       67,495  67,603  67,279  66,863     66,945  66,699  67,071  66,728

                               FTE - Fully taxable equivalent basis
                               (1) Operating earnings exclude gains on branch divestitures and restructuring charges.
                               (2) Excludes after-tax impact of amortization of intangible assets.                           PAGE 3

                                                                       Old National Bancorp
                                                                       Balance Sheet (EOP)
                                                                       Fourth Quarter 2003
                                                                         ($ in Millions)
                                                    12/31/03       9/30/03      12/31/02  Change from Prior Year
                                                   ----------    ----------    ---------- ----------------------
Assets                                                                                           $        %
                                                                                             ---------  -----
  Securities
    Government and Agencies                        $    606.9    $    615.9    $    782.6    $ (175.7)   -22%
    Municipals                                          655.1         653.5         708.2       (53.1)    -8%
    Mortgage Backed                                   1,509.8       1,644.5       1,481.4        28.4      2%
    Other (1)                                           160.0         213.2         118.9        41.2     35%
                                                   ----------    ----------    ----------    --------    ----
  Total Investments (1)                               2,931.7       3,127.0       3,091.0      (159.3)    -5%
                                                   ----------    ----------    ----------    --------    ----
  Residential Loans Held for Sale                        16.3          16.9          92.6       (76.3)   -82%
  Loans
    Commercial                                        1,618.1       1,684.8       1,696.3       (78.3)    -5%
    Commercial and Agriculture Real Estate            1,849.3       1,832.5       1,883.3       (34.0)    -2%
    Consumer                                          1,163.3       1,134.8       1,053.6       109.8     10%
                                                   ----------    ----------    ----------    --------    ----
        Subtotal                                      4,630.7       4,652.1       4,633.2        (2.5)     0%
    Residential Real Estate                             939.4         934.2       1,043.8      (104.4)   -10%
                                                   ----------    ----------    ----------    --------    ----
  Total Loans                                         5,570.1       5,586.3       5,677.0      (106.9)    -2%
                                                   ----------    ----------    ----------    --------    ----
     Total Earning Assets                             8,518.2       8,730.2       8,860.7      (342.4)    -4%
                                                   ----------    ----------    ----------    --------    ----

Allowance for loan losses                              (104.6)        (99.4)        (87.7)      (16.8)    19%
Nonearning assets
    Goodwill and Intangible assets                      171.2         172.2         137.7        33.5     24%
    Other assets                                        769.1         714.8         702.1        67.0     10%
                                                   ----------    ----------    ----------    --------    ----
Total Nonearning assets                                 940.3         887.0         839.6       100.6     12%
                                                   ----------    ----------    ----------    --------    ----

                                                   ----------    ----------    ----------    --------    ----
     Total Assets                                  $  9,353.9    $  9,517.7    $  9,612.6    $ (258.7)    -3%
                                                   ==========    ==========    ==========    ========    ====

Liabilities and Equity
  Noninterest-bearing demand deposits              $    823.1    $    756.4    $    778.4    $   44.7      6%
  NOW and Savings accounts                            2,053.6       1,937.6       1,841.3       212.3     12%
  Money market accounts                                 608.2         644.8         588.6        19.6      3%
  Other time                                          2,635.6       2,667.0       2,979.5      (343.9)   -12%

                                                   ----------    ----------    ----------    --------    ----
     Total Core Deposits                              6,120.5       6,005.8       6,187.8       (67.3)    -1%
                                                   ----------    ----------    ----------    --------    ----

Borrowed Funds (includes Brokered CD's)               2,411.3       2,679.4       2,567.7      (156.4)    -6%

Accrued expenses and other liabilities                  106.6         110.8         116.4        (9.7)    -8%

                                                   ----------    ----------    ----------    --------    ----
     Total Liabilities                                8,638.4       8,796.0       8,871.8      (233.4)    -3%
                                                   ----------    ----------    ----------    --------    ----

Shareholders' equity                                    715.5         721.8         740.7       (25.2)    -3%
                                                   ----------    ----------    ----------    --------    ----

     Total Liabilities and Shareholders Equity     $  9,353.9    $  9,517.7    $  9,612.6    $ (258.7)    -3%
                                                   ==========    ==========    ==========    ========    ====

            (1) Includes money market investments.                                                                            PAGE 4

                                                      Old National Bancorp
                                                      Balance Sheet Trends
                                                        PERIOD AVERAGES
                                                       ($ in Millions)
  2000  2001   2002   2003                                                       2002                           2003
  ----  ----   ----   ----                                          -------------------------------  -------------------------------
                                                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
                                                                    ------- ------- ------- -------  ------- ------- ------- -------
                            Assets
                              Securities
 $ 513  $ 482  $ 593  $ 629     Government and Agencies              $ 607   $ 563   $ 565   $ 637    $ 708   $ 614   $ 589   $ 605
   542    582    656    667     Municipals                             602     624     688     710      689     676     654     650
   666    773  1,342  1,710     Mortgage Backed                      1,099   1,351   1,436   1,480    1,573   1,886   1,814   1,567
   122    181    146    149     Other (1)                              142     144     145     154      128     132     168     167
---------------------------                                         ----------------------------------------------------------------
 1,842  2,018  2,737  3,155   Total Investments (1)                  2,450   2,682   2,834   2,981    3,098   3,308   3,225   2,989
---------------------------                                         ----------------------------------------------------------------
                              Loans
 1,476  1,692  1,690  1,687     Commercial                           1,698   1,701   1,690   1,673    1,677   1,706   1,698   1,665
                                Commercial and Agriculture Real
 1,538  1,855  1,844  1,866         Estate                           1,842   1,853   1,832   1,851    1,876   1,872   1,869   1,847
   986  1,052  1,057  1,096     Consumer                             1,045   1,051   1,066   1,065    1,054   1,069   1,110   1,149
---------------------------                                         ----------------------------------------------------------------
 4,000  4,599  4,592  4,648         Subtotal                         4,584   4,606   4,588   4,589    4,607   4,647   4,678   4,661
 2,088  1,682  1,287  1,003     Residential Real Estate (2)          1,406   1,300   1,247   1,193    1,091     984     977     960
---------------------------                                         ----------------------------------------------------------------
 6,088  6,281  5,878  5,651   Total Loans (2)                        5,991   5,906   5,835   5,782    5,698   5,631   5,655   5,621
---------------------------                                         ----------------------------------------------------------------
 7,930  8,299  8,615  8,807      Total Earning Assets                8,441   8,588   8,669   8,763    8,796   8,940   8,880   8,611
---------------------------                                         ----------------------------------------------------------------

   (71)   (74)   (81)   (93)Allowance for loan losses                  (76)    (79)    (83)    (88)     (89)    (87)    (98)    (99)
   592    640    730    839 Nonearning assets                          705     713     742     761      794     811     858     891

---------------------------                                         ----------------------------------------------------------------
$8,451 $8,864 $9,264 $9,552      Total Assets                       $9,069  $9,222  $9,328  $9,436   $9,501  $9,665  $9,639  $9,403
===========================                                         ================================================================

                            Liabilities and Equity
 $ 637  $ 664  $ 712  $ 753   Noninterest-bearing demand deposits    $ 709   $ 705   $ 707   $ 728    $ 730   $ 744   $ 761   $ 776
 1,299  1,339  1,678  1,984   NOW and Savings accounts               1,539   1,650   1,716   1,809    1,871   2,058   1,996   2,011
   712    778    644    612   Money market accounts                    699     666     612     599      590     587     629     642
 2,713  3,065  3,146  2,767   Other time                             3,223   3,208   3,136   3,019    2,900   2,813   2,694   2,659

---------------------------                                         ----------------------------------------------------------------
 5,361  5,847  6,181  6,115      Total Core Deposits                 6,170   6,229   6,171   6,156    6,091   6,202   6,080   6,089
---------------------------                                         ----------------------------------------------------------------

 2,417  2,287  2,294  2,573 Borrowed Funds (includes Brokered CD's)  2,153   2,232   2,346   2,446    2,541   2,594   2,683   2,474

    89     86     97    120 Accrued expenses and other liabilities      92      89      96     110      121     110     135     116

---------------------------                                         ----------------------------------------------------------------
 7,866  8,220  8,572  8,809      Total Liabilities                   8,415   8,550   8,613   8,711    8,753   8,906   8,898   8,679
---------------------------                                         ----------------------------------------------------------------

   585    644    692    743 Shareholders' equity                       654     673     715     725      749     758     742     724

$8,451 $8,864 $9,264 $9,552      Total Liabilities and Equity       $9,069  $9,222  $9,328  $9,436   $9,501  $9,665  $9,639  $9,403
===========================                                         ================================================================
                                (1) Includes money market investments.
                                (2) Includes residential loans held for sale.                                                PAGE 5

                                                      Old National Bancorp
                                                Interest Rate Trends (FTE basis)
                                                         PERIOD AVERAGES

2000  2001  2002  2003                                                          2002                             2003
----  ----  ----  ----                                            -------------------------------    -------------------------------
                                                                  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
                                                                  ------- ------- ------- -------    ------- ------- ------- -------
                        Earning Assets
                          Securities
6.80% 6.17% 4.55% 3.83%     Government and Agencies                4.83%   4.77%   4.54%   4.09%      3.99%   3.92%   3.77%   3.59%
7.49% 7.07% 7.13% 7.02%     Municipals                             7.21%   7.28%   6.97%   7.08%      7.08%   7.03%   6.97%   6.99%
6.84% 6.46% 5.45% 4.12%     Mortgage Backed                        5.75%   5.76%   5.51%   4.88%      4.50%   4.02%   3.81%   4.21%
7.52% 6.05% 5.14% 4.21%     Other (1)                              5.38%   5.32%   5.30%   4.59%      4.83%   4.91%   3.64%   3.77%
-----------------------                                            -----------------------------      -----------------------------
7.07% 6.53% 5.64% 4.68% Total Investments (1)                      5.86%   5.89%   5.66%   5.22%      4.97%   4.65%   4.43%   4.66%
-----------------------                                            -----------------------------      -----------------------------
                          Loans
9.28% 8.18% 6.58% 5.61%     Commercial                             6.90%   6.67%   6.47%   6.27%      5.95%   5.66%   5.50%   5.35%
8.63% 8.22% 6.93% 5.87%     Commercial and Agriculture Real Estate 7.35%   7.04%   6.85%   6.50%      6.25%   6.05%   5.62%   5.55%
9.38% 9.28% 8.04% 7.22%     Consumer                               8.38%   8.16%   7.95%   7.70%      7.55%   7.43%   7.10%   6.85%
-----------------------                                            -----------------------------      -----------------------------
9.05% 8.45% 7.06% 6.10%          Subtotal                          7.42%   7.16%   6.97%   6.69%      6.44%   6.22%   5.93%   5.80%
7.93% 7.77% 7.32% 6.37%     Residential Real Estate (2)            7.54%   7.47%   7.06%   7.16%      6.72%   6.50%   6.23%   6.00%
-----------------------                                            -----------------------------      -----------------------------
8.67% 8.27% 7.11% 6.14%   Total Loans (2)                          7.45%   7.23%   6.99%   6.79%      6.49%   6.27%   5.98%   5.83%
-----------------------                                            -----------------------------      -----------------------------

-----------------------                                            -----------------------------      -----------------------------
8.30% 7.84% 6.65% 5.62%      Total Earning Assets                  6.98%   6.81%   6.55%   6.26%      5.95%   5.67%   5.42%   5.43%
=======================                                            =============================      =============================


                        Interest-bearing Liabilities
1.94% 1.68% 1.22% 0.86%   NOW and Savings accounts                 1.16%   1.23%   1.32%   1.17%      0.99%   1.04%   0.73%   0.68%
4.88% 3.32% 1.55% 0.94%   Money market accounts                    1.65%   1.64%   1.60%   1.30%      1.11%   1.00%   0.82%   0.83%
5.64% 5.52% 4.58% 3.96%   Other time                               4.70%   4.65%   4.53%   4.43%      4.24%   4.03%   3.86%   3.72%

-----------------------                                            -----------------------------      -----------------------------
4.51% 4.20% 3.19% 2.47%      Total Interest-Bearing Deposits       3.31%   3.27%   3.20%   3.00%      2.77%   2.57%   2.33%   2.22%
-----------------------                                            -----------------------------      -----------------------------

6.43% 5.29% 3.63% 2.54% Borrowed Funds (includes Brokered CD's)    4.01%   3.83%   3.50%   3.25%      2.75%   2.59%   2.38%   2.43%

-----------------------                                            -----------------------------      -----------------------------
5.16% 4.53% 3.32% 2.49%      Total Interest-Bearing Liabilities    3.51%   3.43%   3.29%   3.07%      2.76%   2.58%   2.34%   2.29%
=======================                                            =============================      =============================


3.14% 3.31% 3.32% 3.13% Net Interest Rate Spread                   3.47%   3.38%   3.27%   3.18%      3.19%   3.09%   3.08%   3.14%

3.65% 3.77% 3.65% 3.37% Net Interest Margin                        3.81%   3.71%   3.60%   3.50%      3.46%   3.35%   3.32%   3.37%

                              (1) Includes money market investments.
                              (2) Includes residential loans held for sale.                        PAGE 6
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

                                                            Old National Bancorp
                                                               Asset Quality
                                                               End of Period
                                                              ($ in Millions)
   2000    2001   2002     2003                                                   2002                             2003
   ----    ----   ----     ----                                     -------------------------------  -------------------------------
                                                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
                                                                    ------- ------- ------- -------  ------- ------- ------- -------
   65.7    73.8    74.2    87.7 Beginning allowance for loan losses   74.2    76.8    80.9    86.1     87.7    84.0    98.0    99.4

   26.0    28.7    33.5    85.0   Provision for loan losses            7.5     7.5    11.0     7.5      9.0    22.5    27.5    26.0

    6.0       -       -       -   Acquired from acquisition              -       -       -       -        -       -       -       -

  (29.3)  (36.2)  (27.6)  (76.3)     Gross charge-offs (1)            (6.8)   (5.4)   (7.8)   (7.6)   (14.3)  (10.2)  (29.6)  (22.2)
    5.5     7.9     7.6     8.2      Gross recoveries                  1.9     2.0     2.0     1.7      1.6     1.7     3.5     1.4

--------------------------------                                   --------------------------------  -------------------------------
  (23.9)  (28.3)  (20.0)  (68.1)  Net Charge-offs (1)                 (4.9)   (3.4)   (5.7)   (5.9)   (12.7)   (8.5)  (26.1)  (20.8)
--------------------------------                                   --------------------------------  -------------------------------

--------------------------------                                   --------------------------------  -------------------------------
   73.8    74.2    87.7   104.6 Ending allowance for loan losses      76.8    80.9    86.1    87.7     84.0    98.0    99.4   104.6
================================                                   ================================  ===============================

                                Net Charge-offs /
  0.39%   0.45%   0.34%   1.21%     Average Loans (1) (2)            0.33%   0.23%   0.39%   0.41%    0.89%   0.60%   1.85%   1.48%

6,087.9 6,281.0 5,878.3 5,651.4 Average Loans Outstanding (2)      5,990.6 5,906.0 5,834.9 5,781.6  5,698.0 5,631.5 5,655.0 5,621.2

6,348.3 6,132.9 5,769.6 5,586.5 EOP Loans Outstanding (2)          5,927.9 5,893.2 5,826.3 5,769.6  5,639.9 5,627.6 5,603.2 5,586.5

                                Allowance for Loan Loss /
  1.16%   1.21%   1.52%   1.87%     EOP Loans(2)                     1.30%   1.37%   1.48%   1.52%    1.49%   1.74%   1.77%   1.87%


                                Underperforming Assets
                                   Loans 90 days and over
    6.6    12.6     9.5     5.1       (still accruing)                 6.5    12.2     6.3     9.5     14.1     5.6    11.4     5.1
                                   Non-performing loans:
   22.7    37.9   100.3   104.6       Nonaccrual loans                35.6    35.2    65.2   100.3    116.5   146.4   110.2   104.6
    0.2    25.9       -       -       Renegotiated loans               6.6     6.7       -       -        -       -       -       -
--------------------------------                                   --------------------------------  -------------------------------
   23.0    63.8   100.3   104.6          Total non-performing loans   42.2    41.8    65.2   100.3    116.5   146.4   110.2   104.6
--------------------------------                                   --------------------------------  -------------------------------
    3.6     9.2     7.9     8.8    Foreclosed properties               9.2     8.8     9.0     7.9      9.0     8.9     9.8     8.8


  0.36%   1.04%   1.74%   1.87% Non-performing loans / Loans (2)     0.71%   0.71%   1.12%   1.74%    2.07%   2.60%   1.97%   1.87%

   321%    116%     87%    100% Allowance to Non-performing           182%    193%    132%     87%      72%     67%     90%    100%

                                   (1) Net charge-offs include $12.5 million and $2.2 million of write-downs on loans transferred to held for sale for the third quarter and second quarter of 2003, respectively.
                                   (2) Includes residential loans held for sale.                                            PAGE 7
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